SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   July 15, 2004
                                                  ---------------

                       BestNet Communications Corporation
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Nevada                     001-15482                 86-1006416
 ---------------------------    ----------------------     -------------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
      of incorporation)                                   Identification Number)



            5075 Cascade Rd.  SE, Suite A.  Grand Rapids, MI  49546
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (616) 977-9933
                                                   ---------------

ITEM 5. OTHER EVENTS.

     BestNet Communications Corp. announces record third quarter revenue for fiscal year 2004. BestNet Communications has seen continued revenue growth for the past six fiscal quarters.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     (a) BestNet Communications Corp. releases results of operations for the third quarter of fiscal 2004.


Exhibits            Title

99                  Press release, issued by BestNet Communications Corporation
                    Dated July 15, 2004

                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BestNet Communications Corporation


                                            By:  /s/  Richard Bourke
                                               --------------------------------
                                                      Richard Bourke
                                                      Interim Chief Executive
                                                      Officer

                                            By:  /s/  Michael A. Kramarz
                                               --------------------------------
                                                      Michael A. Kramarz
                                                      Principal Accounting
                                                      Officer




      Date:  July 19, 2004


                          BESTNET COMMUNICATIONS CORP. AND SUBSIDIARIES
                             CONDENSED CONSOLIDATED BALANCE SHEETS


                                                                      May 31,       August 31,
ASSETS                                                                 2004            2003
                                                                       ----            ----
                                                                    (UNAUDITED)
Current Assets:

   Cash and cash equivalents                                       $     66,527    $    226,559
   Accounts receivable, less allowance of
      $1,630 and $1,368                                                  85,908          74,360
   Prepaid expenses and other current assets                             46,813          49,080
                                                                   ------------    ------------
      Total current assets                                              199,248         349,999

Property and equipment, net of accumulated
   depreciation of $3,622,578 and $3,142,251                            484,945         909,713
License fee, net of accumulated amortization
   of $6,348,950, and $5,312,368                                      3,325,818       4,362,400
Deposits and other assets                                                53,709          97,038
                                                                   ------------    ------------

          Total assets                                             $  4,063,720    $  5,719,150
                                                                   ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES

Current Liabilities:
   Capital lease obligations, current portion                      $      4,550    $      5,614
   Convertible notes payable, net of discount of $117,407 and           158,814         589,752
                                                                                   $     75,248
   Note payable to related parties                                      160,000            --
   Convertible note payable to related party, net of discount of         10,835            --
$15,164 and $0
   Accounts payable and accrued expenses                                264,897         290,535
   Deferred revenue                                                      11,013          15,734
                                                                   ------------    ------------
      Total current liabilities                                         610,109         901,635

Long-Term Liabilities:
   Capital lease obligations, long-term portion                           4,343           7,331
                                                                   ------------    ------------
      Total long-term liabilities                                         4,343           7,331
                                                                   ------------    ------------

          Total liabilities                                             614,452         908,966
                                                                   ------------    ------------

Commitments and contingencies                                              --              --


STOCKHOLDERS' EQUITY

Preferred stock, par value $.001 per share; 10,000,000 shares authorized;
   3,763,593 and 3,563,593 shares issued and outstanding at May
31, 2004
   and August 31, 2003, respectively                                      3,763           3,563
Common stock, par value $.001 per share; 100,000,000 shares
authorized;
   32,577,415 issued and 30,677,415 outstanding at May 31, 2004;
and
   29,948,104 shares issued and 28,048,104 shares outstanding
   at August 31, 2003                                                    32,577          29,948
Additional paid-in capital                                           35,742,175      34,273,690
Accumulated deficit                                                 (31,627,434)    (28,585,017)
Common stock subscribed, underlying common shares of 2,101,865          210,187            --
   and 0                                                           ------------    ------------

                                                                                      4,361,268
                                                                                      5,722,184
Less treasury stock, 1,900,000 common shares, at cost                  (912,000)       (912,000)
                                                                   ------------    ------------

          Total stockholders' equity                                  3,449,268       4,810,184
                                                                   ------------    ------------

          Total liabilities and stockholders' equity               $  4,063,720    $  5,719,150
                                                                   ============    ============

             See accompanying notes to condensed consolidated financial statements.



                  BESTNET COMMUNICATIONS CORP. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
            FOR THE THREE MONTHS ENDED MAY 31, 2004 AND MAY 31, 2003



                                                         2004            2003
                                                         ----            ----
                                                      (UNAUDITED)     (UNAUDITED)

Revenues                                             $    557,322    $    387,769
                                                     ------------    ------------

Expenses:
   Cost of revenues (exclusive of depreciation and
      amortization shown separately below)                348,478         346,181
   General and administrative expenses                    259,703         371,855
   Depreciation and amortization                          506,058         556,562
                                                     ------------    ------------
          Total expenses                                1,114,239       1,274,598
                                                     ------------    ------------

          Loss from operations                           (556,917)       (886,829)
                                                     ------------    ------------

Other income (expense):
   Interest income                                              2           1,876
   Interest and finance charges                          (213,266)       (308,724)
   Other income (expense)                                  (3,292)         (2,073)
                                                     ------------    ------------

          Total other expense                            (216,556)       (308,921)
                                                     ------------    ------------

          Loss from operations                       $   (773,473)   $ (1,195,750)
                                                     ------------    ------------

Preferred stock dividends                                  15,245         265,006
                                                     ------------    ------------

Loss available to common stockholders'               $   (788,718)   $ (1,460,756)
                                                     ------------    ============

Loss per common share, basic and diluted             $       (.03)   $       (.06)
                                                     ------------    ------------

Weighted average number of shares outstanding,
   basic and diluted                                   30,937,984      26,103,580
                                                     ============    ============

     See accompanying notes to condensed consolidated financial statements.




                               BESTNET COMMUNICATIONS CORP. AND SUBSIDIARIES
                              CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                         FOR THE THREE MONTHS ENDED MAY 31, 2004 AND MAY 31, 2003



                                                                                 2004           2003
                                                                                 ----           ----
                                                                               (UNAUDITED)    (UNAUDITED)
Operating activities:
   Loss from operations                                                       $  (773,473)   $(1,195,750)

Adjustments to reconcile net loss to net cash used in operating activities:

   Depreciation and amortization                                                  506,058        555,562
   Non-cash transactions-interest expenses                                        189,254        298,002
   Changes in assets and liabilities:
      Accounts receivable                                                          (3,678)       (13,274)
      Prepaid expenses and other current assets                                    25,387         40,425
      Deposits and other assets                                                      --          (18,733)
      Accounts payable and accrued expenses                                        (4,861)        35,672
      Deferred revenue                                                             (4,916)         1,468
                                                                              -----------    -----------

          Net cash used in operating activities                                   (66,229)      (296,628)
                                                                              -----------    -----------

Investing activities:
   Purchase of property and equipment                                             (18,841)       (42,008)
                                                                              -----------    -----------

          Net cash used in investing activities                                   (18,841)       (42,008)
                                                                              -----------    -----------

Financing activities:
   Proceeds from issuance of notes payable                                        100,000           --
   Repayment of notes payable                                                     (28,588)       (21,425)
   Increase in capital lease payable                                                 --           15,704
   Principal payments on capital lease obligation                                  (1,135)        (1,361)
   Proceeds from sale of units                                                     60,000        816,620
                                                                              -----------    -----------

          Net cash provided by financing activities                               130,277        809,538
                                                                              -----------    -----------

          Net increase (decrease) in cash                                          45,207        470,902

Cash and cash equivalents, beginning of period                                     21,320        136,522
                                                                              -----------    -----------

Cash and cash equivalents, end of period                                      $    66,527    $   607,424
                                                                              ===========    ===========


                  See accompanying notes to condensed consolidated financial statements.

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